UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2013

VALMIE RESOURCES, INC.

(Exact name of registrant as specified in charter)

Nevada	333-180424	45-3124748
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9190 Double Diamond Parkway, Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

775-345-3447

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01         Entry into a Material Definitive Agreement

On March 25, 2013 Valmie Resources, Inc. (the "Company") entered into an Addendum # 2 to its Mineral Claim Option Agreement with Promithian Mining (Nevada) Inc. (the “Addendum”).  The Addendum changed the date of Section 2(b)(ii) from March 31, 2013 to September 30, 2013 and the date on Section 2(c) from December 31, 2012 to December 31, 2013.  The original agreement was filed as an exhibit to our Form S-1/A that was filed with the Commission on July 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALMIE RESOURCES, INC.

Date: April 3, 2013	By	/s/ Maurro Baessato
Maurro Baessato, President